Exhibit 3.1.9

CERTIFICATE OF INCORPORATION

OF

BELLEVILLE NEWS – DEMOCRAT, INC.

Under Section 402 of the Business Corporation Law

IT IS HEREBY CERTIFIED THAT:

1. The name of the proposed corporation is:

BELLEVILLE NEWS – DEMOCRAT, INC.

2. The purpose or purposes for which this corporation is formed, are as follows: to wit:

(a) To publish, print and sell newspaper or newspapers, daily, semi-weekly, weekly or bi-weekly, magazines, and periodicals; to print and bind books of all kinds; to do job of general printing and lithographing of all kinds, and generally to do all things that those engaged in a similar business customarily do.

(b) To buy, sell, take subscriptions for, and generally deal in newspapers, magazines, periodicals, pamphlets of all kinds, and to do and perform such other things as are ordinarily performed by those carrying on the same business.

(c) To conduct the business of gathering news and news items and distributing the same by telegraph, telephone or otherwise to newspapers, magazines and periodicals and others who are willing to pay for said service; to make such rules and regulations for the performance of said service as may be reasonable; to take photographs and print and distribute the same for publication; to maintain a corps of competent reporters and do such other things as may be necessary to accomplish the above objects.

(d) To publish, print, bind, buy and sell and generally, as publishers and printers, deal in magazines, newspapers, pamphlets, leaflets and papers, and copyright the articles, stories and discussions appearing therein; to sell advertising space in said magazines and other publications; to engage generally in the business of printers and publishers.

(e) To conduct the business of distributing to householders and in office buildings and on the streets and at other places, circulars, catalogues, papers, magazines, newspapers, samples, advertising of any and every kind.

(f) To design, write, prepare, place, publish and display, in any and every manner, advertisements and publicity devices and innovations of all kinds for itself or for others; to print, publish and distribute newspapers, books, pamphlets, magazines, periodicals, handbills, pictures, cartoons, posters, display cards, to arrange for the placing of advertisements in publications of all kinds; to supervise the preparation and production of advertisements and publicity devices; to supervise the preparation of radio and television advertisements and publicity devices; to do a general advertising, press agency and publicity business in all its branches; and to make all contracts and do all things proper, incidental and conducive to the complete attainment of such purposes.

(g) To acquire, collect, preserve, arrange and supply to others and to furnish lists of persons, firms, associations and corporations engaged in particular lines of enterprise; to publish and distribute trade directories, reference books, market reports and letters, business reviews designed primarily for the use and assistance of persons engaged in commercial and financial pursuits.

(h) To buy, sell, export and import and generally deal in books, pamphlets, embrouchres, manuscripts of every name and nature; magazines and papers; musical compositions, paintings, photographs, etchings and other types of pictures.

(i) To print, bind, publish, circulate, distribute, buy, sell and deal in newspapers, magazines, books, pamphlets, circulars, posters, literature, music, pictures, advertisements. To acquire, by purchase or otherwise, turn to account, license the use of, assign and deal with, copyrights and intellectual properties of every kind. To carry on a general printing, engraving, lithographing, electrotyping and publishing business in all the branches thereof.

(j) To conduct a publishing business in all its phases, including, without limiting the generality of the foregoing, printing, bookbinding, designing, engraving, photo-engraving, lithographing, duplicating, offsetting, facsimile and image, color, line, word, shadow and other reproduction and dealing in paper and stationery, and editing preparing, designing, creating, publishing, printing, binding, buying, selling, copyrighting, licensing the use of, importing, exporting, franchising, marketing, syndicating, distributing, making, manufacturing and generally dealing in or with respect to, any and all kinds of written or oral matter (whether or not printed or reproduced), including, without limitation, books, magazines, pamphlets, publications, stories, articles, features, columns and other items of interest to men, women and children, and in any and all equipment, machinery, plants, facilities and properties (whether real, personal or mixed, improved or unimproved), and materials and supplies in connection with the foregoing; and to do anything necessary or convenient in furtherance thereof.

The corporation, in furtherance of its corporate purposes above set forth, shall have all of the powers enumerated in Section 202 of the Business Corporation Law, subject to any limitations provided in the Business Corporation Law or any other statute of the State of New York.

3. The office of the corporation is to be located in the City of New York, County of New York, State of New York.

4. The aggregate number of shares which the corporation shall have the authority to issue is two hundred (200) shares, no par value.

5. The Secretary of State is designated as agent of the corporation upon whom process against it may be served. The post office address to which the Secretary of State shall mail a copy of any process against the corporation served upon him is:

c/o Hall, Dickler and Howley, Esqs.

460 Park Avenue

New York, New York 10022

The undersigned incorporator is of the age of twenty-one years or over.

IN WITNESS WHEREOF, this certificate has been subscribed this 9th day of May, 1972 by the undersigned who affirms that the statements made herein are true under the penalties of perjury.

LEONARD A. WEISS	/s/ Leonard A. Weiss
100 State Street, Albany, New York 12207

CERTIFICATE OF MERGER

OF

BELLEVILLE NEWS-DEMOCRAT, INC.

INTO

BELLEVILLE NEWS-DEMOCRAT, INC.

UNDER SECTION 904 OF THE

BUSINESS CORPORATION LAW

We, the undersigned ROBERT L. KERN and ELSIE A. KERN being respectively the President and Secretary of BELLEVILLE NEWS-DEMOCRAT, INC., a corporation organized under the laws of the State of Illinois, and THOMAS S. MURPHY and GERALD DICKLER being respectively the President and the Secretary of BELLEVILLE NEWS-DEMOCRAT, INC., a corporation organized under the laws of the State of New York do hereby certify:

1. The names of the constituent corporations are BELLEVILLE NEWS-DEMOCRAT, INC., a corporation organized under the laws of the State of Illinois, and BELLEVILLE NEWS-DEMOCRAT, INC., a corporation organized under the laws of the State of New York and the surviving corporation. Following the merger the name of the corporation shall be BELLEVILLE NEWS-DEMOCRAT, INC.

2. As to each constituent corporation, the designation and number of outstanding shares of each class and series and the voting rights thereof are as follows:

NAME OF CORPORATION	DESIGNATION AND NO. OF SHARES IN EACH CLASS OR SERIES OUTSTANDING	CLASS OR SERIES OF SHARES ENTITLED TO VOTE	SHARES ENTITLED TO VOTE AS A CLASS OR SERIES
BELLEVILLE NEWS-DEMOCRAT, INC. (ILLINOIS)	Common 800	—	—
BELLEVILLE NEWS-DEMOCRAT, INC. (NEW YORK)	Common 10	—	—

3. The Certificate of Incorporation of BELLEVILLE NEWS-DEMOCRAT, INC., the Surviving New York corporation, shall remain and be the Certificate of Incorporation of the corporation surviving the merger.

4. The date when the Certificate of Incorporation of each constituent corporation was filed is as follows:

NAME OF CORPORATION	STATE AND DATE OF INCORPORATION
BELLEVILLE NEWS-DEMOCRAT, INC.	ILLINOIS March 29, 1956
BELLEVILLE NEWS-DEMOCRAT, INC.	NEW YORK May 9, 1972

5. BELLEVILLE NEWS-DEMOCRAT, INC., the merging corporation, does not hold an Application for Authority to do business in the state of New York.

6. The merger was adopted by the unanimous written consent of the shareholders of each of the constituent corporations.

7. BELLEVILE NEWS-DEMOCRATE, INC., the merging corporation, has complied with the applicable provisions of the laws of the State of Illinois in which it is incorporated and this merger is permitted by such laws.

IN WITNESS WHEREOF, we have signed this certificate on the 7th day of June, 1972 and we affirm the statements contained therein as true under penalties of perjury.

BELLEVILLE NEWS-DEMOCRAT, INC.

/s/ Robert L. Kern
Robert L. Kern, President

/s/ Elsie A. Kern
Elsie A. Kern, Secretary

BELLEVILLE NEWS-DEMOCRAT, INC.

/s/ Thomas S. Murphy
Thomas S. Murphy, President

/s/ Gerald Dickler
Gerald Dickler, Secretary

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

BELLEVILLE NEWS-DEMOCRAT, INC.

Under Section 805 of the Business Corporation Law.

We, the undersigned, being Vice President and Secretary in office, of Belleville News-Democrat, Inc., hereby certify:

1. The name of the corporation is Belleville News-Democrat, Inc.

2. The Certificate of Incorporation was filed by the Department of State on May 9, 1972.

3. The Certificate of Incorporation is amended as authorized by Section 801 of the Business Corporation Law to change the name of the corporation.

4. Paragraph “1” of the Certificate of Incorporation is amended to read as follows:

“1. The name of the corporation shall be ‘Capital Cities Media, Inc.’.”

5. The above amendment to the Certificate of Incorporation was authorized by vote of the holder of all of the outstanding shares entitled to vote thereon at a meeting of shareholders.

IN WITNESS WHEREOF, we have executed this Certificate and affirmed the truth therein set forth under penalty of perjury this 3rd day of March, 1976.

/s/ William Kopta
William Kopta
Vice President

/s/ Gerald Dickler
Gerald Dickler
Secretary

The undersigned, Secretary of Capital Cities Communications, Inc., does hereby certify that the following is a true and complete copy of a resolution adopted at a meeting of the Executive Committee of the Board of Directors of said corporation, whose members constitute a majority of the Board of Directors, which meeting was duly held on February 23, 1976 and that the resolution has not been rescinded or modified and is now in full force and effect:

WHEREAS, the wholly-owned subsidiary of this corporation, Belleville News-Democrat, Inc., has proposed to change its name to Capital Cities Media, Inc. in the State of New York; and

WHEREAS, the Secretary of State of New York has requested the expression of opinion of this corporation concerning the similarity of the proposed name to that of this corporation,

NOW, THEREFORE, it is hereby

RESOLVED, that in the opinion of this Executive Committee, the above-mentioned proposed name “Capital Cities Media, Inc.” does not so nearly resemble that of this corporation as to tend to confuse or deceive within the meaning of Section 301 of the Business corporation Law of the State of New York, and it consents to the use of such name.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of this corporation of this 3rd day of March, 1976.

/s/ Gerald Dickler,
Gerald Dickler, Secretary

CERTIFICATE OF MERGER OF

FAIRCHILD PUBLICATIONS, INC.

AND CITIZEN JOURNAL, INC.

INTO CAPITAL CITIES MEDIA, INC.

Under Section 904 of the Business Corporation Law

We, the undersigned, being respectively, the President and Secretary of Capital Cities Media, Inc., Fairchild Publications, Inc. and Citizen Journal, Inc., certify:

1. The Plan and Agreement of Merger was adopted by the Board of Directors of each constituent corporation.

2. The name of each constituent corporation is as follows: Capital Cities Media, Inc., a New York corporation, Fairchild Publications, Inc., a New York corporation and Citizen Journal, Inc., a Texas corporation.

The name of the surviving corporation is Capital Cities Media, Inc.

3. The designation and number of shares outstanding of each class and series of stock, all of which are entitled to vote, of each constituent corporation are as follows:

Name of Corporation	Designation of Class or Series	No. of Shares Outstanding	Entitled to Vote as a Class
Capital Cities Media, Inc.	Common	10	10
Fairchild Publications, Inc.	Common	1,000	1,000
Citizen Journal, Inc.	Common	77,175	77,175

4. The Certificate of Incorporation of Capital Cities Media, Inc., the surviving corporation, shall remain the Certificate of Incorporation of the surviving corporation.

5. The Certificate of Incorporation of Fairchild Publications, Inc. was filed by the Department of State of New York on May 16, 1968. The Certificate of Incorporation of Capital Cities Media, Inc. was filed by the Department of State of New York on May 9, 1972 under the name Belleville News-Democrat, Inc. Citizen Journal, Inc. was incorporated as a Texas corporation on May 26, 1959 under the name of The Arlington Journal and has not filed an application for authority to do business in the State of New York. This merger is permitted by the laws of the State of Texas and is in compliance therewith.

6. The merger was authorized by the vote of all of the members of the Board of Directors of each constituent corporation and by the written consent of the holder of all of the issued and outstanding shares of the stock entitled to vote of each constituent corporation.

7. The merger shall be effective on the 31st day of May 1976.

IN WITNESS WHEREOF, we hereunto sign our names and affirm that the statements herein are true under penalty of perjury, this 28th day of April, 1976.

/s/ Daniel B. Burke
Daniel B. Burke, President
Capital Cities Media, Inc.

/s/ Gerald Dickler
Gerald Dickler, Secretary
Capital Cities Media, Inc.

/s/ John B. Sias
John B. Sias, President
Fairchild Publications, Inc.

/s/ Ann L. Regan
Anne L. Regan, Secretary
Fairchild Publications, Inc.

/s/ Thomas S. Murphy
Thomas S. Murphy, President
Citizen Journal, Inc.

/s/ Gerald Dickler
Gerald Dickler, Secretary
Citizen Journal, Inc.

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF CAPITAL CITIES MEDIA, INC.

(Under Section 805 of the Business Corporation Law)

We the undersigned, the President and Secretary, respectively, of CAPITAL CITIES MEDIA, INC., do hereby certify as follows:

1. The name of the corporation is CAPITAL CITIES MEDIA, INC.

2. The Certificate of Incorporation was filed by the Department of State on May 9, 1972, under the name Belleville News-Democrat, Inc., which was changed to CAPITAL CITIES MEDIA, INC., by Certificate of Amendment filed March 30, 1976.

3. The Certificate of Incorporation is amended as authorized by Section 801 of the Business Corporation Law to effect the following amendment:

To change and increase the total number of shares which the corporation is to be authorized to issue, and to establish the number and the par value of each class and the designations, relative rights, preferences and limitation of the classes of shares.

4. To accomplish the foregoing amendment, Paragraph 4, of the Certificate of Incorporation, which contains the statements with respect to the authorized shares is hereby deleted in its entirety and the following new Paragraph is substituted in lieu thereof:

“4(a) The total number of shares which the corporation is to be authorized to issue is One Thousand Three Hundred (1,300) consisting of Three Hundred (300) preferred shares of the par value of $1 each and shall be designated “Preferred Stock” and One Thousand (1,000) common shares of the par value of $0.01 each and shall be designated “Common Stock”.

“(b) The designation, relative rights, preferences and limitations of shares of each class shall be as follows:

“(I) Voting Rights. The holder of shares of Preferred Stock and the holders of shares of Common Stock shall be entitled to vote in the election of directors and in respect to all other matters at all meetings of shareholders of the corporation and shall be entitled to one vote for each share of stock entitled to vote at such meetings, voting together and not as separate classes.

“(II) Dividends. The holders of Preferred Stock shall be entitled to receive out of the assets available for the payment of dividends pursuant to the laws of the State of New York, when and as declared by the board of directors of the corporation, noncumulative cash dividends at the rate of $6,000 per share of Preferred Stock per annum, and no more, payable annually on such date as may be determined by the board of directors, before any dividend shall be set apart or paid upon the shares of Common Stock for such year, and the remainder of the assets available therefor, may then be used for the payment of dividends to the holders of the shares of Common Stock only when and as the board of directors shall determine.

“(III) Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the corporation, the holders of the shares of Preferred Stock shall be entitled to receive from the assets of the corporation the sum of $100,000 per share before the payment or declaration and setting apart for payment any amount for, or the distribution of, any of the assets of the corporation to, the holders of the shares of Common Stock; and after the payment of the sum of $100,000 per share to the holders of each share of Preferred Stock, the balance of the assets of the corporation shall be distributed wholly among the holders of the shares of Common Stock ratably in proportion to the number of shares of Common Stock held by them.”

5. The number of shares of Common stock issued and outstanding is ten (10) at no par value. The said 10 issued shares of Common Stock shall be changed into Two Hundred Fifty (25)) shares of Common Stock at a par value of $0.01 per share. Each share of no par value Common Stock shall be changed into Common Stock at the rate of twenty-five (25) shares of $0.01 Common Stock for each share of presently issued and outstanding no par Common Stock. The remaining One Hundred Ninety (190) shares no par value Common Stock presently authorized, but unissued shall be changed into Seven Hundred Fifty (750) shares of Common Stock at a par value of $0.01 per share to be reserved for issuance from time to time by the board of directors of the corporation.

6. The foregoing amendment of the Certificate of Incorporation does not reduce the stated capital of the corporation.

7. The foregoing amendment of the Certificate of Incorporation was authorized by the consent of the holders of all of the issued and outstanding shares entitled to vote thereon.

IN WITNESS WHEREOF, the undersigned have hereunto signed the Certificate this 11th day of May, 1977, and affirm that the statements made hereon are true under penalty of perjury.

/s/ Daniel B. Burke
DANIEL B. BURKE, President

GERALD DICKLER, Secretary

[Corporate Seal]

CERTIFICATE OF MERGER OF

FLAMBEAU PAPER COMPANY

INTO CAPITAL CITIES MEDIA, INC.

Under Section 904 of the Business Corporation Law

We, the undersigned, being respectively, the President and Secretary of CAPITAL CITIES MEDIA, INC., and FLAMBEAU PAPER COMPANY certify:

1. The Plan and Agreement of Merger was adopted by the Board of Directors of each constituent corporation.

2. The name of each constituent corporation is as follows: Capital Cities Media, Inc., a New York corporation and Flambeau Paper Company, a Wisconsin corporation.

The name of the surviving corporation is Capital Cities Media, Inc.

3. The designation and number of shares outstanding of each class and series of stock, all of which are entitled to vote of each constituent corporation, are as follows:

Name of Corporation	Designation of Class or Series	No. of Shares Outstanding	Entitled to Vote as a Class
Capital Cities Media, Inc.	Common	250	250
Flambeau Paper Company	Common	15,000	15,000

/s/ Daniel B. Burke

/s/

/s/

/s/

CERTIFICATE OF MERGER OF

THE KANSAS CITY STAR BUILDING & INVESTMENT COMPANY

AND CAPITAL CITIES MEDIA, INC.

INTO CAPITAL CITIES MEDIA, INC.

Under Section 904 of the Business Corporation Law

WE, the undersigned, being respectively, the President and Secretary of CAPITAL CITIES MEDIA, INC., and THE KANSAS CITY STAR BUILDING & INVESTMENT COMPANY, certify:

1. The Plan and Agreement of Merger was adopted by the Board of Directors of each constituent corporation.

2. The name of each constituent corporation is as follows: Capital Cities Media, Inc., a New York corporation, and The Kansas City Star Building & Investment Company, a Missouri corporation.

The name of the surviving corporation is Capital Cities Media, Inc.

3. The designation and number of shares outstanding of each class and series of stock, all of which are entitled to vote, of each constituent corporation are as follows:

Name of Corporation	Designation of Class or Series	No. of Shares Outstanding	Entitled to Vote as a Class
Capital Cities Media, Inc.	Common Preferred	250 226	250 226
The Kansas City Star Building & Investment Company	Common	300	300

4. The Certificate of Incorporation of Capital Cities Media, Inc., the surviving corporation, shall remain the Certificate of Incorporation of the surviving corporation.

5. The Certificate of Incorporation of Capital Cities Media, Inc. was filed by the Department of State of New York on May 9, 1972, under the name Belleville News-Democrat, Inc. The Kansas City Star Building & Investment Company was incorporated as a Missouri corporation on July 19, 1929, and ahs not filed an application for authority to do business in the State of New York. This merger is permitted by the laws of the State of Missouri and is in compliance therewith.

6. The merger was authorized by the vote of all of the members of the Board of Directors of each constituent corporation and by the written consent of the holder of all of the issued and outstanding shares of the stock entitled to vote of each constituent corporation.

7. The merger shall become effective on the 31st day of December, 1977.

IN WITNESS WEHREOF, we hereunto sign our names and affirm that the statements herein are true under penalty of perjury, this 23rd day of December, 1977.

CAPITAL CITIES MEDIA, INC.

By	/s/ Daniel B. Burke
Daniel B. Burke, President

By	/s/ Gerald Dickler
Gerald Dickler, Secretary

THE KANSAS CITY STAR BUILDING & INVESTMENT COMPANY

By	/s/ Daniel B. Burke
Daniel B. Burke, President

By	/s/ Gerald Dickler
Gerald Dickler, Secretary

CERTIFICATE OF MERGER

OF

WILKES-BARRE PUBLISHING COMPANY

INTO

CAPITAL CITIES MEDIA, INC.

Under Section 905 of the Business Corporation Law

We, the undersigned, being respectively the President and Secretary of Capital Cities Media, Inc., hereby certify:

1. The name of the subsidiary corporation to be merged is Wilkes-Barre Publishing Company. The name of the surviving corporation is Capital Cities Media, Inc.

2. Wilkes-Barre Publishing Company is authorized to issue Fifty Thousand (50,000) shares of common stock, no par value, all of which are issued and outstanding and owned by Capital Cities Media, Inc., the surviving corporation, and is authorized to issue Nine Thousand, Seven Hundred and Seventy-Seven (9,777) shares of preferred, non cumulative, non-voting stock, with a par value of One Hundred Dollars ($100.00) per share, of which Nine Thousand, Seven Hundred and Sixty-Two (9,762) shares are issued and outstanding and owned by Capital Cities Media, Inc., the surviving corporation.

3. The Certificate of Incorporation of Capital Cities Media, Inc., the surviving corporation, was filed by the Department of State on May 9, 1972, under the name Belleville News-Democrat, Inc. Wilkes-Barre Publishing Company, a Pennsylvania corporation, was incorporated on April 20, 1939. No application for authority to do business in New York State has been filed by it. The laws of the Commonwealth of Pennsylvania permit a merger such as herein effected.

4. Capital Cities Media, Inc., the surviving corporation, owns all of the outstanding shares of Wilkes-Barre Publishing company, the corporation to be merged into Capital Cities Media, Inc.

5. The merger shall be effective on the 31st day of July, 1980.

6. A Plan of Merger was adopted by the Board of Directors of the surviving corporation.

IN WITNESS WHEREOF, this Certificate has been signed on the 24th day of July, 1980 and the statements contained therein are affirmed as true under penalty of perjury.

CAPITAL CITIES MEDIA, INC.

By	/s/ Daniel B. Burke
Daniel B. Burke, President

By	/s/ Gerald Dickler
Gerald Dickler, Secretary

CERTIFICATE OF MERGER

OF

SHORE LINE NEWSPAPERS, INC.

INTO

CAPITAL CITIES MEDIA, INC.

UNDER SECTION 904 OF THE BUSINESS CORPORATION LAW

We, the undersigned, Daniel B. Burke and Ronald J. Doerfler, being respectively President and Assistant Secretary of Capital Cities Media, Inc., and Ronald J. Doerfler and Ellen Wasserman, being respectively Vice-President and Assistant Secretary of Shore Line Newspapers, Inc., hereby certify:

1.(a) The name of each constituent corporation is as follows: Capital Cities Media, Inc., originally formed under the name of Belleville News – Democrat, Inc., and Shore Line Newspapers, Inc., originally formed under the name of Capital Cities of Connecticut, Inc.

    (b) The name of the surviving corporation is Capital Cities Media, Inc.

2. As to each constituent corporation, the designation and number of outstanding shares of each class and series, and the voting rights thereof, are as follows:

Name of Corporation	Designation of Class or Series	No. of Shares Outstanding and Entitled to Vote	Entitled to Vote as a Class or Series
Capital Cities Media, Inc.	Common Preferred	250 226	— —
Shore Line Newspapers, Inc.	Common	10	10

3. The Certificate of Incorporation of Capital Cities Media, Inc., as heretofore amended and as in effect on the date of the merger, shall continue in full force and effect as the Certificate of Incorporation of the corporation surviving the merger.

4. The Certificate of Incorporation of Capital Cities Media, Inc. was filed in the Office of the Secretary of State of New York on May 9, 1972; and the Certificate of Incorporation of Shore Line Newspapers, Inc. was filed in the Office of the Secretary of State of Delaware on July 24, 1980. Shore Line Newspapers, Inc. has not filed an application for authority to do business in the State of New York.

5. The merger was adopted by each constituent corporation in the following manner:

(a) As to Capital Cities Media, Inc., by the unanimous written consent of the Board of Directors and of the shareholders.

(b) Shore Line Newspapers, Inc. has complied with the applicable provisions of the laws of the State of Delaware, in which it is incorporated, and this merger is permitted by such laws. The manner in which the merger was authorized with respect to said corporation was by unanimous written consent of the Board of Directors and of the shareholders.

6. The merger shall be effective in New York on the date this certificate is filed with the Secretary of State of New York.

IN WITNESS WHEREOF, we have signed this certificate on the 2 day of April, 1982 and we affirm the statements contained therein as true under penalties of perjury.

CAPITAL CITIES MEDIA, INC.

/s/ Daniel B. Burke
Daniel B. Burke, President

/s/ Ronald J. Doerfler
Ronald J. Doerfler, Assistant Secretary

SHORE LINE NEWSPAPERS, INC.

/s/ Ronald J. Doerfler
Ronald J. Doerfler, Vice President

/s/ Ellen Wasserman
Ellen Wasserman, Assistant Secretary

CERTIFICATE OF CHANGE

OF

CAPITAL CITIES MEDIA, INC.

UNDER SECTION 805-A OF THE BUSINESS CORPORATION LAW

WE, THE UNDERSIGNED, Griffith W. Foxley and Philip R. Farnsworth, being respectively a Vice President and the Secretary of Capital cities Media, Inc. hereby certify:

1. The name of the corporation is Capital Cities Media, Inc. It was incorporated under the name Belleville News – Democrat, Inc.

2. The Certificate of Incorporation of said Corporation was filed by the Department of State on May 9, 1972.

3. The following was authorized by the Board of Directors:

To change the post office address to which the Secretary of State shall mail a copy of process in any action or proceeding against the corporation, which may be served on him from c/o Mail, Dickler and Howley, 460 Park Avenue, New York, New York 10022 to c/o CI Corporation System, 1633 Broadway, New York, N.Y. 10019.

To designate CT Corporation system, 1633 Broadway, New York, N.Y. 10019 as its registered agent in New York upon whom all process against the corporation may be served.

IN WITNESS WHEREOF, we have signed this certificate on the 22nd day of July, 1988 and we affirm the Statements contained therein as true under penalties of perjury.

CAPITAL CITIES MEDIA, INC.

By	/s/ Griffith W. Foxley
Griffith W. Foxley, Vice President

By	/s/ Philip R. Farnsworth
Philip R. Farnsworth, Secretary

CERTIFICATE OF AMENDMENT

OF THE CERTIFICATE OF INCORPORATION

OF

CAPITAL CITIES MEDIA, INC.

Under Section 805 of the Business Corporation Law

WE, THE UNDERSIGNED, Griffith W. Foxley and Philip R. Farnsworth, being the Vice President and the Secretary of Capital Cities Media, Inc. (the “Corporation”), hereby certify:

1. The name of the Corporation is Capital Cities Media, Inc.

1(b) The name it was incorporated under was Belleville News-Democrat, Inc.

2. The Certificate of Incorporation of said Corporation was filed by the Department of State on the 9th day of May, 1972.

3.(a) The certificate of Incorporation is amended to change the name of the Corporation.

(b) To effect the foregoing, Paragraph FIRST relating to the name of the Corporation is amended to read as follows:

“The name of the corporation is ABC Media, Inc.”

4. The amendment was authorized by a unanimous written consent of the Board of Directors of the Corporation, followed by a unanimous written consent of all of the shareholders of the Corporation in accordance with Sections 708 and 615 of the Business Corporation Law.

IN WITNESS WHEREOF, we have signed this Certificate on the 29th day of August, 1996 and we affirm the statements contained therein are true and under penalties of perjury.

/s/ Griffith W. Foxley
Griffith W. Foxley
Vice President

/s/ Philip R. Farnsworth
Philip R. Farnsworth
Secretary

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

ABC MEDIA, INC.

(Under Section 805 of the Business Corporation Law)

We, the undersigned, the Vice President and Assistant Secretary, respectively, of ABC Media, Inc., do hereby certify as follows:

1. The name of the corporation is ABC Media, Inc. The name under which the corporation was formed is Belleville News-Democrat, Inc.

2. The Certificate of Incorporation was filed by the Department of State on May 9, 1972.

3. The Certificate of Incorporation is amended as authorized by Section 801 of the Business Corporation Law to affect the following amendment: to increase the total number of shares which the corporation is authorized to issued from 1,000 shares common at $0.01 par value each to 5,000 shares common at $0.01 par value each, and to establish the number and par value of each class and the designations, relative rights, preferences and limitation of the classes of shares.

4. To accomplish the foregoing amendment, Paragraph 4 of the Certificate of Incorporation, which contains the statements with respect to the authorized shares is hereby deleted in its entirety and the following new Paragraph is substituted in lieu thereof.

“4(a) The total number of shares which the corporation is authorized to issue is Five Thousand Three Hundred (5,300) shares consisting of Three Hundred (300) preferred shares of the par value of $1 each and shall be designated “Preferred Stock” and Five Thousand (5,000) common shares of the par value of $0.01 each and shall be designated “Common Stock”.

(b) The designations, relative right, preferences and limitations of shares of each class shall be as follows:

(I) Voting Rights. The holders of Preferred Stock and the holders of shares of Common Stock shall be entitled to vote in the election of directors and in respect to all other matters at all meetings of shareholders of the corporation and shall be entitled to one vote for each share of stock entitled to vote at such meetings, voting together and not as separate classes.

(II) Dividends. The holders of Preferred Stock shall be entitled to receive out of the assets available for the payment of dividends pursuant to the laws of the State of New York, when and as declared by the board of directors of the corporation, noncumulative cash dividends at the rate of $6,000 per share of Preferred Stock per annum, and no more, payable annually on such date as may be determined by the board of directors, before any dividend shall be set apart or paid upon the shares of Common Stock for such year, and the remainder of the assets available therefor, may then be used for the payment of dividends to the holders of the shares of Common Stock only when and as the board of directors shall determine.

(III) Liquidation. In the event of any voluntary of involuntary liquidation, dissolution or winding up of the corporation, the holders of the shares of Preferred Stock shall be entitled to receive from the assets of the corporation the sum of $100,000 per share before the payment or declaration and setting apart for payment of any amount for, or the distribution of any of the assets of the corporation to, the holders of the shares of Common Stock; and after the payment of the sum of $100,000 per share to the holders of each share of Preferred Stock, the balance of the assets of the corporation shall be distributed wholly among the holders of shares of Common Stock ratably in proportion to the number of shares of Common Stock held by each of them.

5. The foregoing amendment of the Certificate of Incorporation was authorized in the following manner: By the unanimous written consent of the board of directors, followed by the unanimous written consent of the board of directors, followed by the unanimous written consent of the holder of all of the issued and outstanding shares entitled to vote thereof.

IN WITNESS WHEREOF, we have signed this certificate on the 14th day of February, 1997, and we affirm that the statements contained there as true under penalties of perjury.

/s/ Griffith W. Foxley
Griffith W. Foxley, Vice President

/s/ Franco Garcia
Franco Garcia, Assistant Secretary

CERTIFICATE OF MERGER

OF

TV CONNECTION, INC.

INTO

ABC MEDIA, INC.

UNDER SECTION 904 OF THE BUSINESS CORPORATION LAW

We the undersigned, Griffith W. Foxley and Franco Garcia, being respectively the vice president and the assistant secretary of each of ABC Media, Inc. and TV Connection, Inc., hereby certify:

1.(a) The name of each of the constituent corporations is as follows:

ABC Media, Inc.

TV Connection, Inc.

(b) The name of the surviving corporation is ABC Media, Inc.

2. As to each constituent corporation, the designation and number of outstanding shares of each class and series and the voting rights there are as follows:

Name of Corporation	Designation and Number of Shares in Each Class or Series Outstanding	Class or Series of Shares Entitled to Vote	Shares entitled to vote as a class or series
ABC Media, Inc.	250 shares Common	Common	none
	226 Shares Preferred	Preferred	none
TV Connection, Inc.	1,000 shares Common	Common	none

3. The certificate of incorporation of ABC Media, Inc., a New York corporation, shall continue in full force and effect as the certificate of incorporation of the surviving corporation.

4. The certificate of incorporation of ABC Media, Inc. (under its original name, “Belleville News-Democrat, Inc.”) was filed by the Department of State of New York on May 9, 1972.

The certificate of incorporation of TV Connection, Inc. (under its original name, “Cable Connection, Inc.”) was filed by the Secretary of State of Delaware on October 27, 1987, and it has not filed an Application for Authority in New York.

5. The merger was adopted by each constituent corporation in the following manner:

(a) As to ABC Media, Inc., by the unanimous written consent of its board of directors and its shareholders.

(b) TV Connection, Inc. has complied with the applicable provisions of the laws of the State of Delaware in which it is incorporated and this merger is permitted by such laws. The manner in which the merger was authorized with respect to said corporation was by unanimous written consent of its board of directors and its sole shareholder.

6. The merger shall become effective upon the filing of this Certificate of Merger by the Secretary of State of New York.

IN WITNESS WHEREOF, we have signed this certificate on the 18th day of February, 1997 and we affirm the statements contained therein as true under penalties of perjury,

ABC MEDIA, INC.		TV CONNECTION, INC.

By:	/s/ Griffith W. Foxley	By:	/s/ Griffith W. Foxley
	Griffith W. Foxley		Griffith W. Foxley
	Vice President		Vice President

By:	/s/ Franco Garcia	By:	/s/ Franco Garcia
	Franco Garcia		Franco Garcia
	Assistant Secretary		Assistant Secretary

CERTIFICATE OF MERGER

OF

THE KANSAS CITY STAR COMPANY

INTO

ABC MEDIA, INC.

UNDER SECTION 904 OF THE BUSINESS CORPORATION LAW

We, the undersigned, Griffith W. Foxley and Franco Garcia, being respectively the vice present and the assistant secretary of each of ABC Media, Inc. and The Kansas City Star Company, hereby certify:

1.(a) The name of each of the constituent corporations is as follows:

ABC Media, Inc.

The Kansas City Star Company

(b) The name of the surviving corporation is ABC Media, Inc.

2. As to each constituent corporation, the designation and number of outstanding shares of each class and series and the voting rights thereof are as follows:

Name of Corporation	Designation and Number of Shares in Each Class or Series Outstanding	Class or Series of Shares Entitled to Vote	Shares entitled to vote as a class or series
ABC Media, Inc.	250 shares Common	Common	none
	226 Shares Preferred	Preferred	none
The Kansas City Star Company	895,821.56 shares Common	Common	none

3. The certificate of incorporation of ABC Media, Inc., a New York corporation, shall continue in full force and effect as the certificate of incorporation of the surviving corporation.

4. The certificate of incorporation of ABC Media, Inc. (under its original name, “Belleville News-Democrat, Inc.”) was filed by the Department of State of New York on May 9, 1972.

The certificate of incorporation of the Kansas City Star Company was filed by the Secretary of State of Missouri on July 28, 1926, and it has not filed an Application for Authority in New York.

5. The merger was adopted by each constituent corporation in the following manner:

(a) As to ABC Media, Inc., by the unanimous written consent of its board of directors and its shareholders.

(b) The Kansas City Star Company has complied with the applicable provisions of the laws of the State of Missouri in which it is incorporated and this merger is permitted by such laws. The manner in which the merger was authorized with respect to said corporation was by unanimous written consent of its board of directors and its sole shareholder.

6. The merger shall become effective upon the filing of this Certificate of Merger by the Secretary of State of New York.

IN WITNESS WHEREOF, we have signed this certificate on the 18th day of February, 1997 and we affirm the statements contained therein as true under penalties of perjury.

ABC MEDIA, INC.		THE KANSAS CITY STAR COMPANY

By:	/s/ Griffith W. Foxley	By:	/s/ Griffith W. Foxley
	Griffith W. Foxley		Griffith W. Foxley
	Vice President		Vice President

By:	/s/ Franco Garcia	By:	/s/ Franco Garcia
	Franco Garcia		Franco Garcia
	Assistant Secretary		Assistant Secretary

CERTIFICATE OF MERGER

OF

ST PARTNER, INC.

INTO

ABC MEDIA, INC.

UNDER SECTION 904 OF THE BUSINESS CORPORATION LAW

We, the undersigned, Griffith W. Foxley and Franco Garcia, being respectively the vice president and assistant secretary of ABC Media, Inc. and Franco Garcia and Evelyn Pelicot Bellew, being respectively the president and the secretary of ST Partner, Inc., hereby certify:

1.(a) The name of each of the constituent corporations is as follows:

ABC Media, Inc.

ST Partner, Inc.

(b) The name of the surviving corporation is ABC Media, Inc.

2. As to each constituent corporation, the designation and number of outstanding shares of each class and series and the voting rights thereof are as follows:

Name of Corporation	Designation and Number of Shares in Each Class or Series Outstanding	Class or Series of Shares Entitled to Vote	Shares entitled to vote as a class or series
ABC Media, Inc.	250 shares Common	Common	none
	226 Shares Preferred	Preferred	none
ST Partner, Inc.	1,000 shares Common	Common	none

3. The certificate of incorporation of ABC Media, Inc., a New York corporation, shall continue in full force and effect as the certificate of incorporation of the surviving corporation.

4. The certificate of incorporation of ABC Media, Inc. (under its original name, “Belleville News-Democrat, Inc.”) was filed by the Department of State of New York on May 9, 1972.

The certificate of incorporation of ST Partner, Inc. was filed by the Secretary of State of Missouri on December 11, 1991, and it has not filed an Application for Authority in New York.

5. The merger was adopted by each constituent corporation in the following manner:

(a) As to ABC Media, Inc., by the unanimous written consent of its board of directors and its shareholders.

(b) ST Partner, Inc. has complied with the applicable provisions of the laws of the State of Delaware in which it is incorporated and this merger is permitted by such laws. The manner in which the merger was authorized with respect to said corporation was by unanimous written consent of its board of directors and its sole shareholder.

6. The merger shall become effective upon the filing of this Certificate of Merger by the Secretary of State of New York.

IN WITNESS WHEREOF, we have signed this certificate on the 18th day of February, 1997 and we affirm the statements contained therein as true under penalties of perjury.

ABC MEDIA, INC.		ST PARTNER, INC.

By:	/s/ Griffith W. Foxley	By:	/s/ Franco Garcia
	Griffith W. Foxley		Franco Garcia
	Vice President		President

By:	/s/ Franco Garcia	By:	/s/ Evelyn Pelicot Bellew
	Franco Garcia		Evelyn Pelicot Bellew
	Assistant Secretary		Secretary

CERTIFICATE OF MERGER

OF

STAR-TELEGRAM NEWSPAPER, INC.

INTO

ABC MEDIA, INC.

UNDER SECTION 904 OF THE BUSINESS CORPORATION LAW

We, the undersigned, Griffith W. Foxley and Franco Garcia, being respectively the vice present and the assistant secretary of each of ABC Media, Inc. and Star-Telegram Newspaper, Inc., hereby certify:

1.(a) The name of each of the constituent corporations is as follows:

ABC Media, Inc.

Star-Telegram Newspaper, Inc.

(b) The name of the surviving corporation is ABC Media, Inc.

2. As to each constituent corporation, the designation and number of outstanding shares of each class and series and the voting rights thereof are as follows:

Name of Corporation	Designation and Number of Shares in Each Class or Series Outstanding	Class or Series of Shares Entitled to Vote	Shares entitled to vote as a class or series
ABC Media, Inc.	250 shares Common	Common	none
	226 Shares Preferred	Preferred	none
Star-Telegram Newspaper, Inc.	1,000 shares Common	Common	none

3. The certificate of incorporation of ABC Media, Inc., a New York corporation, shall continue in full force and effect as the certificate of incorporation of the surviving corporation.

4. The certificate of incorporation of ABC Media, Inc. (under its original name, “Belleville News-Democrat, Inc.”) was filed by the Department of State of New York on May 9, 1972.

The certificate of incorporation of the Star-Telegram Newspaper, Inc. was filed by the Secretary of State of Delaware on December 11, 1991, and has not filed an Application for Authority in New York.

5. The merger was adopted by each constituent corporation in the following manner:

(a) As to ABC Media, Inc., by the unanimous written consent of its board of directors and its shareholders.

(b) Star-Telegram Newspaper, Inc. has complied with the applicable provisions of the laws of the State of Delaware in which it is incorporated and this merger is permitted by such laws. The manner in which the merger was authorized with respect to said corporation was by unanimous written consent of its board of directors and its sole shareholder.

6. The merger shall become effective upon the filing of this Certificate of Merger by the Secretary of State of New York.

IN WITNESS WHEREOF, we have signed this certificate on the 19th day of February, 1997 and we affirm the statements contained therein as true under penalties of perjury.

ABC MEDIA, INC.		STAR-TELEGRAM NEWSPAPER, INC.

By:	/s/ Griffith W. Foxley	By:	/s/ Griffith W. Foxley
	Griffith W. Foxley		Griffith W. Foxley
	Vice President		Vice President

By:	/s/ Franco Garcia	By:	/s/ Franco Garcia
	Franco Garcia		Franco Garcia
	Assistant Secretary		Assistant Secretary

CERTIFICATE OF MERGER

OF

KRI MEDIA ACQUISITION, INC.

INTO

ABC MEDIA, INC.

UNDER SECTION 904 OF THE BUSINESS CORPORATION LAW

The undersigned corporations, organized and existing under and by virtue of the laws of the State of New York.

DO HEREBY CERTIFY THAT:

FIRST: ABC Media, Inc. was incorporated on May 9, 1972 (under its original name, “Belleville News-Democrat, Inc.”) pursuant to the Business Corporation Law of the State of New York. KRI Media Acquisition, Inc. was incorporated on May 6, 1997 pursuant to the Business Corporation Law of the State of New York.

SECOND: The following sets forth the designation and number of outstanding shares of each class and series of stock of the constituent corporations:

Corporation	Designation	Shares Outstanding
ABC Media, Inc.	Voting common stock, par value $.01 per share	1,200
KRI Media Acquisition Corp.	Voting common stock, par value $.01 per share	10

THIRD: The merger was approved by unanimous written consent of the board of directors of each of the constituent corporations and was adopted by each of the constituent corporations by written consent of the sole stockholder of each of the constituent corporations.

FOURTH: The name of the surviving corporation of the merger is ABC Media, Inc. and following the merger its name shall be Cypress Media, Inc.

FIFTH: The Certificate of Incorporation of ABC Media, Inc. shall be the Certificate of Incorporation of the surviving corporation, except that Article I shall be amended to read as follows:

“1. The name of the corporation is:

CYPRESS MEDIA, INC.”

SIXTH: This Certificate of Merger shall be effective when filed with the Secretary of State of New York.

IN WITNESS WHEREOF, we have signed this certificate of this 9th day of May, 1997 and we affirm the statements contained herein as true under penalties of perjury.

ABC MEDIA, INC.

By:	/s/ Griffith W. Foxley
Name:	Griffith W. Foxley
Title:	VP

By:	/s/ Franco Garcia
Name:	Franco Garcia
Title:	Asst. Secretary

KRI MEDIA ACQUISITION, INC.

By:
Cristina L. Mendoza
Vice President and General Counsel

By:
Douglas C. Harris
Secretary

IN WITNESS WHEREOF, we have signed this certificate of this 9th day of May, 1997 and we affirm the statements contained herein as true under penalties of perjury.

ABC MEDIA, INC.

By:
Name:
Title:

By:
Name:
Title:

KRI MEDIA ACQUISITION, INC.

By:	/s/ Cristina L. Mendoza
Cristina L. Mendoza
Vice President and General Counsel

By:	/s/ Douglas C. Harris
Douglas C. Harris
Secretary

CERTIFICATE OF CHANGE

OF

CYPRESS MEDIA, INC.

Under Section 805-A of the Business Corporation Law

1. The name of the corporation is CYPRESS MEDIA, INC.

If applicable, the original name under which it was formed is BELLEVILLE NEWS-DEMOCRAT, INC.

2. The Certificate of Incorporation of said corporation was filed by the Department of State on 5/9/72.

3. The address of CT Corporation System as the registered agent of said corporation is hereby changed from CT CORPORATION SYSTEM, 1633 BROADWAY, NEW YORK, NY 10019 to 111 Eighth Avenue, New York, New York 10011.

4. The address to which the Secretary of State shall mail a copy of process in any action or proceeding against the corporation which may be served in him is hereby changed from c/o CT CORPORATION SYSTEM, 1633 BROADWAY, NEW YORK, NY 10019 to 111 Eighth Avenue, New York, New York 10011.

5. Notice of the above changes was mailed to the corporation by C T Corporation System not less than 30 days prior to the date of delivery to the Department of State and such corporation has not objected thereto.

6. C T Corporation System is both the agent of such corporation to whose address the Secretary of State is required to mail copies of process and the registered agent of such corporation.

IN WITNESS WHEREOF, I have signed this certificate on September 1, 1999 and affirm the statements contained herein as true under penalties of perjury.

C T CORPORATION SYSTEM

By:	/s/ Kenneth J. Uva
Kenneth J. Uva Vice President

NY Domestic Corporation – agent/process address